                              [PHOTO APPEARS HERE]



                                   AIM GLOBAL
                                  GROWTH FUND


[AIM LOGO APPEARS HERE]           ANNUAL REPORT                 OCTOBER 31, 1996

[PHOTO APPEARS HERE]






ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Global Growth Fund's performance figures are historical and reflect reinvestment of all distributions and changes in net asset value. Unless otherwise indicated, the Fund's performance is computed without a sales charge.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The performance of the Fund's Class B shares will differ from that of Class A shares due to differences in sales charge structure and Fund expenses.
o During the year ended October 31, 1996, the Fund paid distributions on both Class A and Class B shares of $0.213 per share.
o The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
o The Fund's portfolio composition is subject to change and there is no assurance the Fund will continue to hold any particular security.
o  Past performance cannot guarantee comparable future results.
o International investing presents certain risks not associated with investing solely in the U.S. These include risks relating to fluctuations in the value of the U.S. dollar relative to the value of other currencies, the custody arrangements made for the Fund's foreign holdings, differences in accounting, political risks, and the lesser degree of public information required to be provided by non-U.S. companies.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o Lipper Analytical Services, Inc. is an independent mutual fund performance monitor. The unmanaged Lipper Global Fund Index represents an average of the performance of the 30 largest global mutual funds tracked by Lipper.
o The Morgan Stanley Capital International World Index is a group of unmanaged global securities tracked by Morgan Stanley Capital International.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

    MUTUAL FUNDS, ANNUTITIES, AND OTHER INVESTMENTS ARE NOT INSURED BY THE
        FDIC OR ANY OTHER GOVERNMENT AGENCY; ARE NOT DEPOSITS OR OTHER
         OBLIGATIONS OR, OR GUARANTEED BY, ANY BANK OR ANY AFFILIATE;
         AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS
                         OF PRINCIPAL AMOUNT INVESTED.

                        --------------------------------
                             AIM GLOBAL GROWTH FUND

                           For shareholders who seek
                          long-term growth of capital.
                        The Fund invests in a portfolio
                        of global equity securities with
                           strong earnings momentum.
                        --------------------------------

   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.

                                                          The Chairman's Letter

                   Dear Shareholder:

                   As you may have heard in the financial news, A I M Management
    [PHOTO OF      Group Inc. recently announced a significant event in our
    Charles T.     company's history--an agreement to merge with INVESCO PLC,
      Bauer,       one of the world's largest independent investment management
   Chairman of     groups.
   the Board of       AIM has long been known for its strategic planning and
     THE FUND,     forward thinking. In seeking this merger, AIM had specific
  APPEARS HERE]    goals in choosing a partner: to better AIM's position to
                   succeed in an increasingly competitive financial services environment, both in the U.S. and globally; to ensure the continuation of AIM's independent culture, investment philosophy, and dedication to our shareholders; and to offer the broadest range of products and services to our shareholders.

A "MERGER OF EQUALS" THAT PRESERVES INDEPENDENCE
When the merger is completed, AIM and INVESCO will be combined under a new holding company to be named AMVESCO, to reflect the strongly complementary strengths of our two companies which together create a "merger of equals." AMVESCO will have combined assets under management in excess of $150 billion.
   Most importantly, the agreement enables AIM to preserve its independent culture--which has been so essential to our company's success. The locations, management, structure, and brand names of AIM and INVESCO will not change.
   With INVESCO, AIM achieves a strategic combination with a partner that offers complementary rather than overlapping strengths. AIM has delivered impressive performance over the years as a domestic retail fund manager. INVESCO brings to AIM its primary strengths as an institutional money manager, and as a successful international investment manager with significant operations in North America, Europe, and the Pacific region.

NO CHANGES IN YOUR AIM FUND OR ITS MANAGEMENT
While AIM certainly will be enriched through these added strengths, it will retain those qualities that have produced two decades of successful performance. The reputation of AIM funds has been built by its seasoned team of portfolio managers who adhere to AIM's disciplined and successful investment management process. AIM's central goal is to keep the current investment team in place and our time-tested investment philosophy intact. Also, the names of AIM funds will not change.
   Moreover, because the merger will not result in any changes in the way AIM does business, this transaction will be seamless--without any disruption of service to you.

YOUR VOTE IS IMPORTANT
  The merger is expected to be completed on or about February 28. As a result of the merger, it is necessary for shareholders of AIM funds to approve a new investment advisory agreement. Recently, we mailed an announcement for the shareholder meeting planned on February 7, along with a proxy card that describes proposals that relate to the management and policies of your Fund. We encourage you to review and return your proxy as soon as possible. Your Fund's Board of Directors carefully considered and unanimously approved the proposals and recommends that you vote in favor of each one. Your vote is important to us. If you haven't yet mailed your proxy card, please send it today.

  The AIM/INVESCO merger marks a new and promising era for AIM, and we believe it will yield exciting opportunities for AIM shareholders. We appreciate the trust you have placed in us.


Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman

                          ---------------------------
                               With INVESCO, AIM
                             achieves a strategic
                              combination with a
                          partner that offers comple-
                              mentary rather than
                            overlapping strengths.
                          ---------------------------

The Manager's Overview

GLOBAL STOCK INVESTORS ARE TREATED TO A STRONG 1996

--------------------------------------------------------------------------------
A roundtable discussion with the Fund management team for AIM Global Growth
Fund for the fiscal year ended October 31, 1996.

Q. U.S. STOCKS HAD ANOTHER STRONG YEAR, AND WORLD EQUITY MARKETS HAVE STRENGTHENED. HOW DID AIM GLOBAL GROWTH FUND PERFORM DURING THE REPORTING PERIOD?

A. It has been a good year for global stocks. As strong as the performance of U.S. stocks has been during the reporting period, 13 world equity markets ranked higher. Morgan Stanley Capital International (MSCI) World Index of global stocks gained 16.30% for the year ended October 31, 1996.
       AIM Global Growth Fund had a better year--total return as of October 31, 1996, was 17.26% for Class A shares and 16.60% for Class B shares. That performance also bested the 14.87% average total return for similar funds over the same period, according to the Lipper Global Fund Index.

Q. WHAT IGNITED THE PERFORMANCE OF WORLD EQUITY MARKETS?

A. In foreign markets, signs of improving economic performance, lower interest rates, and a strong U.S. dollar encouraged investors to propel stocks to enthusiastic levels during 1996, especially in Europe.
       On October 15, stock markets in the United Kingdom, Denmark, Germany, Hungary, the Netherlands, Norway, Spain, Sweden, and Switzerland set new highs. Many of these countries were among the Fund's largest weightings.
       Clearly, the drive to comply with European Monetary Unit standards has been a significant influence behind the economic revival. Earlier in the year, the club of countries likely to adopt a single currency in January 1999 seemed to include a select few. Now, many countries are cutting interest rates and attacking budget deficits in a scramble to qualify for EMU standards, and financial markets have roared their approval.

Q. WHAT WERE THE FORCES DRIVING THE ADVANCE IN DOMESTIC STOCKS?

A. Stocks in the U.S. delivered another record-breaking performance thanks to continued healthy growth in the economy without rising inflation.
       The charging advance was interrupted briefly in July when it seemed interest rates might rise and company earnings might falter. Higher interest rates increase borrowing and operating costs, and that can have a stronger impact on corporate profits, particularly for smaller companies. In 1995, small companies had posted stunning profits that seemed hard to meet a year later.
       Uncertainty creates volatile markets, and investors gravitated to stocks in larger companies with more predictable earnings. As a result, large-company stocks generally have outperformed smaller company stocks in the U.S. in 1996. However, it has become apparent recently that small-company stocks have grown more appealing as earnings reports show surprisingly strong growth.

Q. HOW ABOUT THE PACIFIC RIM?

A. Stock markets in Asia were thriving. Hong Kong, Malaysia, Indonesia--all countries in which the Fund invests--were among the top-performing countries in the Pacific basin, based on U.S. dollars. Improved investor confidence has triggered a surge of funds into the region. In China, companies on Hong Kong's Hang Seng stock market index raised HK$22 billion ($2.8 billion) in the first eight months of 1996.

================================================================================
AIM GLOBAL GROWTH FUND HAS STRONG YEAR
--------------------------------------------------------------------------------
10/31/95-10/31/96

AIM FUND CLASS A    17.26%

AIM FUND CLASS B    16.60%

MSCI WORLD INDEX    16.30%

LIPPER INDEX        14.87%
================================================================================

================================================================================
LIPPER RANKINGS, CLASS A SHARES
--------------------------------------------------------------------------------
As of 10/31/96

             AIM    GLOBAL
 PERIOD     FUND     FUNDS    TOP %
 1 YEAR      34       153      23%
================================================================================
The Fund's Class B shares ranked 48 of 153 funds, or 32% for the year ended 10/31/96.

Fund percentage rankings are vs. all global funds tracked by Lipper, excluding all sales charges, and including fees and expenses.

                     --------------------------------------
                          Signs of improving economic
                     performance, lower interest rates, and
                        a strong U.S. dollar encouraged
                         investors to propel stocks to
                          enthusiastic levels in 1996.
                     --------------------------------------

         See important Fund & index disclosures inside front cover.

PORTFOLIO COMPOSITION

As of October 31, 1996

================================================================================
TOP 10 FOREIGN EQUITY HOLDINGS            TOP 10 DOMESTIC EQUITY HOLDINGS
================================================================================

  1. Cheung Kong Holdings Ltd.              1. Compaq Computer Corp.
  2. Hang Seng Bank Ltd.                    2. Intel Corp.
  3. HSBC Holdings PLC                      3. ADC Telecommunications, Inc.
  4. Nutricia Verenigde Bedrijven N.V.      4. Federal Home Loan Mortgage Corp.
  5. Honda Motor Co.                        5. Equifax, Inc.
  6. Adidas A.G.                            6. Dell Computer Corp.
  7. PT Hanjaya Mandala Sampoerna           7. Home Depot, Inc.
  8. Carrefour Supermarche                  8. Ascend Communications, Inc.
  9. QNI Ltd.                               9. Sterling Commerce, Inc.
 10. Hoechst A.G.                          10. Harley-Davidson, Inc.

     Please keep in mind that the Fund's portfolio is subject to change and there is no assurance the Fund will continue to hold any particular security.
================================================================================

================================================================================
A GLOBAL VIEW

TOP 10 WORLD MARKETS
================================================================================
AVERAGE ANNUALIZED RETURN IN U.S. DOLLARS

10/31/95-10/31/96

   1. Taiwan                38.32%
   2. Argentina             33.21
   3. Brazil                33.03
   4. Spain                 32.11
   5. Venezuela             30.93
   6. Canada                29.94
   7. Sweden                28.92
   8. Portugal              28.06
   9. Hong Kong             28.04
  10. Ireland               27.05

Source: Morgan Stanley Capital International
================================================================================

       Japan's stock market continued to languish as that economy struggled to emerge from recession. The Bank of Japan has lowered interest rates to near zero in an effort to stimulate growth, and recent economic data has suggested some gathering strength.
       Japanese exporters were strong beneficiaries of the continued strength in the U.S. dollar. However, consumer spending--the engine of domestic economic growth--continues to lag.

Q. How did the Fund take advantage of the global investment climate?

A. The Fund's portfolio had a strong presence in the U.S--more than 32% of the portfolio as of October 31, 1996. The primary concentrations were in stocks of technology, retail, and health-care sectors. Among the larger holdings were Compaq Computer Corp., Intel Corp., Home Depot Inc., and Toys R Us, Inc.
       The Fund's portfolio also included many of the top-performing European markets like the United Kingdom, Spain, Sweden, the Netherlands, and France. The Fund held significant positions in long-term favorites like retailers Carrefour Supermarche in France and Dixons Group in Britain. Germany's
   Adidas AG was new to the Fund.

Q. HOW WAS THE FUND INVESTED OUTSIDE EUROPE AND THE U.S.?

A. Hong Kong stocks again claimed many of the Fund's top 10 equity positions, including the Fund's largest single holding, real estate company Cheung Kong Holdings Ltd, followed by positions in major banks HSBC Holdings and Hang Seng Bank Ltd.
       In Japan, the Fund reduced its investment exposure to 11% and continued to emphasize those companies that benefited from the strong U.S. dollar and exhibited growing earnings. For example, auto-makers Honda Motor Co. and Toyota Motor Corp. profited by the comparative advantage in currency exchange with the U.S. and by cutting production costs on their cars by one-third.

Q. HOW WAS THE FUND POSITIONED AT THE END OF THE FISCAL YEAR?

A. The Fund held a large number of stocks--352 as of October 31, 1996, spread over 26 countries and 68 industry categories. The largest position weighting in the Fund was 0.91%. More than 32% of the Fund's holdings was invested in Europe, followed by 32% in the U.S., 11% in Japan, and 6% in Hong Kong. The Fund's net assets at the end of the reporting period stood at $236 million.

Q. WHAT IS YOUR OUTLOOK FOR THE MARKET INTO 1997?

A. Conditions appear favorable for stocks in general well into 1997. Recent reports show that economic growth in the U.S. slowed to a 2.0% annual rate in the third quarter from 4.7% in the second quarter.
       That is good news for world markets--the U.S. economy is growing at a reasonable rate without rising inflation, which keeps the U.S. dollar strong and reduces the likelihood that worldwide interest rates may increase over the near term.
       Most signs are positive for continued improvement in Europe. Privatization and consolidation efforts have begun to bear fruit in corporate profitability, and governments are making serious progress with budget deficits.
       Recent reports suggest that the United Kingdom's labor market has become the envy of European growth enthusiasts. The 7.2% unemployment rate for October was a nudge lower than the 7.4% of September and well below the 8.1% of October 1995.
       Analysts are also eyeing strong economic progress in Hong Kong and Malaysia. Even Japan's recovery has begun to show signs of life.


         See important Fund & index disclosures inside front cover.

Long-Term Performance

AIM GLOBAL GROWTH FUND VS. BENCHMARK INDEX


The chart below compares your Fund to a benchmark index. It is intended to give you a general idea of how your Fund performed compared to the stock market over the period 9/15/94 to 10/31/96. It is important to understand the difference between your Fund and an index. Your Fund's total return is shown with a sales charge and includes fund expenses and management fees. An index measures the performance of a hypothetical portfolio, in this case the Morgan Stanley Capital International World Index. Unlike your Fund, an index is not managed; therefore, there are no sales charges, expenses, or fees. You cannot invest in an index. But if you could buy all the securities that make up a particular index, you would incur expenses that would affect the return on your investment.

================================================================================
AVERAGE ANNUAL TOTAL RETURN

As of 10/31/96. Including sales charges

CLASS A SHARES

Inception (9/15/94)         16.21%
  1 Year                    11.69*

*17.26% excluding sales charge.


CLASS B SHARES

Inception (9/15/94)         17.12%
  1 Year                    11.60*

*16.60% excluding sales charge.
================================================================================
GROWTH OF A $10,000 INVESTMENT

Past performance is no guarantee of comparable future results.

--------------------------------------------------------------------------------
                   AIM GLOBAL GROWTH      AIM GLOBAL GROWTH          MSCI WORLD
                     FUND, CLASS A          FUND, CLASS B               INDEX
--------------------------------------------------------------------------------
                                (In thousands)
9/15/94                 $9,524                  $10,000                $10,000

11/30/94                 9,333                    9,790                  9,585

2/28/95                  9,404                    9,850                  9,677

5/31/95                 10,366                   10,840                 10,593

8/31/95                 11,471                   11,990                 10,878

11/30/95                11,967                   12,490                 11,407

2/28/96                 12,572                   13,105                 12,033

5/31/96                 13,493                   14,051                 12,538

8/31/96                 13,192                   13,715                 12,303

10/31/96                13,764                   13,995                 12,878

                      (Data are for the month-ends shown)
================================================================================

Your Fund's total return includes sales charges, expenses, and management fees. For Fund performance calculations and descriptions of indexes cited on this page, please refer to the inside front cover.

                                                               For Consideration

INVESTMENT STRATEGIES FOR 1997 TO KEEP YOU IN THE MARKET COME RAIN OR COME SHINE

DIVERSIFICATION: WEATHER-PROOFING
YOUR PORTFOLIO

As another investment year comes to a close, it's a good time to return to the basics of investing: risk and reward. Focus on what you are trying to accomplish--your reward--and ask yourself how much risk you are willing to take.
   You've probably often heard that the higher the risk, the higher the reward, but that maxim doesn't always hold true. There are different types of risks, and different types of investments may help buffer those risks.

DIVERSIFICATION AS A STRATEGY

With a diversified investment strategy, return depends on the overall performance of the portfolio, rather than of one particular investment. The gains of one sector may offset the losses of another.
   Let's look at a core diversification strategy. Investments are classified into several categories: cash or cash equivalents, income and growth. These categories are made up of different securities and each meets basic needs:

o  MONEY MARKET SECURITIES: ready cash for emergencies or other immediate needs;
o  BONDS: current income to cover ongoing expenses;
o  STOCKS: funds for the future.

   All of these investment categories belong in a balanced, diversified portfolio. The blend depends on your age, time horizon, objectives and tolerance for risk. Money market securities are the most conservative, bonds range from conservative to aggressive, and stocks generally are the most aggressive investment. Each category reacts differently to the economy and other factors affecting the financial markets.
   Mutual funds fit well within a diversification strategy. A mutual fund usually has one or two objectives, such as growth or income or both. It spreads its professionally managed assets among a variety of investments. When you invest in more than one fund, you decrease your level of exposure to investment risks.

HOW SAFE IS SAFE? STOCKS HEDGE INFLATION

One such risk is inflation: a rise in cost without a rise in value received, a decrease in the value of money over time. Inflation means that your investment may lose purchasing power as the cost of living rises.
   Overly risk-averse investors who prefer to keep their money in "safe" investments

==========================================================
INFLATION'S SHRINKING EFFECT
----------------------------------------------------------
At 4% inflation, $1,000 would shrink to:

         5 YEARS           $822

         10 YEARS          $676

         15 YEARS          $555

         20 YEARS          $456

         25 YEARS          $375
==========================================================

==========================================================
STOCKS HISTORICALLY BEAT OTHER INVESTMENTS
----------------------------------------------------------
Average Annual Total Returns, Year End: 1925-1996*
*1996 is through 9/30/96

LARGE-COMPANY STOCKS             10.7%

LONG-TERM GOVERNMENT BONDS        5.1%

U.S. TREASURY BILLS               3.8%

INFLATION                         3.1%
==========================================================

Source: Ibbotson Associates, Inc. The Standard & Poor's Composite Index of 500 Stocks (S&P 500) is a group of unmanaged securities widely regarded by investors to be representative of large-company stocks in general; results shown assume the reinvestment of dividends. Inflation is determined by the Consumer Price Index, a measure of change in consumer prices, as determined by the U.S. Bureau of Labor Statistics.
    Government securities, such as U.S. Treasury bills and long-term government bonds, offer a high degree of safety and are guaranteed as to the timely payment of principal and interest if held to maturity. U.S. Treasury bills are short-term securities with maturities of one year or less. Long-term government bonds used in this illustration have a maturity of approximately 20 years. Fund shares are not insured and their value and yield will vary with market conditions.

                             ---------------------
                             CONSIDER THE THREE Ds:
                                DIVERSIFICATION
                             DOLLAR-COST AVERAGING
                                   DISCIPLINE
                             ---------------------

                                                          (continued on page 6)

(continued from page 5)

such as savings accounts may not have enough growth in their portfolio to offset inflation. The charts on the previous page show inflation's shrinking effect and how stocks historically have outperformed all other asset categories.

BONDS AND MONEY MARKET SECURITIES OFFER BALLAST

Despite their long-term performance, stocks are subject to dramatic swings. Investing in bonds and conservative money market securities may help offset stocks' volatility. High-quality bonds usually are considered lower-risk investments compared to stocks. They pay higher income than short-term investments such as certificates of deposit, money market funds or savings accounts. Bank certificates of deposit, which are insured by the FDIC for up to $100,000, are short-term investments that pay fixed principal and interest, but are subject to fluctuating rollover rates and early withdrawal penalties. Fund shares are not insured and their value and yield will vary with market conditions.
   The "money market" is the marketplace for all debt securities of less than one-year maturity. These securities are considered excellent short-term parking places for cash that you may need quickly. Money market securities are among the most conservative investments and, consequently, their level of return is much lower than that of stocks or bonds.
   Your financial consultant can help you create a diversification strategy to meet your risk tolerance and long-term objectives.
   AIM offers a free brochure on asset allocation which also can help you evaluate your investments. To order, please call 800-347-4246.

DOLLAR-COST AVERAGING

The motto says buy low and sell high, but it's easy for an investor to buy high and sell low instead. When markets are rising, the temptation to get in on the action can be irresistible. When markets are dropping, people naturally want to cut their losses and get out while the getting is good.
   Is there a way to enjoy the advantages of having investments without second-guessing your own decisions?

DOLLAR-COST AVERAGING EMPLOYS DISCIPLINE, NOT EMOTION

With dollar-cost averaging, you invest a set amount of money at regular intervals regardless of market swings or pundits' forecasts. You decide how much and how often to invest. And you decide when to change the amount or the schedule if doing so suits you.
   This technique has emotional advantages:
o You will be less tempted to make investment decisions on the basis of short-term phenomena and your feelings of the moment.
o Whichever way the market is moving, you will be part of it. Your fortunes as an investor won't depend entirely on your making a right call about future trends.

Dollar-cost averaging also has financial advantages:

o You automatically purchase more shares of a mutual fund when its cost per share is low and fewer shares when its cost per share is high. As the illustration below shows, dollar-cost averaging may lower your average cost per share.

   Of course, you don't have to dollar-cost average all the money you invest. The technique is especially appropriate to investments where your goals are long-term, since over time market volatility tends to even itself out.
   Dollar-cost averaging involves investing continuously regardless of fluctuating securities prices, so you need to be confident that you can keep making purchases for an extended period.
   No investment technique can assure a profit in a declining market. What dollar-cost averaging will do is apply discipline to your investing behavior, discipline that can be especially important when market watchers issue conflicting forecasts.

============================================================
DOLLAR-COST AVERAGING: $200 INVESTMENT PER MONTH*
------------------------------------------------------------
       MONTH           NET ASSET VALUE # OF SHARES PURCHASED

     January               $24.00              8.333

     February              $20.00             10.000

     March                 $14.00             14.286

     April                 $18.00             11.111

     May                   $22.00              9.090

     June                  $24.00              8.333

Average Net Asset Value: $20.33
Total Shares Bought: 61.153
Average Purchase Price per Share: $19.62

*Results are hypothetical.
============================================================

SCHEDULE OF INVESTMENTS

October 31, 1996

                                                       MARKET
                                         SHARES        VALUE
DOMESTIC COMMON STOCKS-31.96%

ADVERTISING/BROADCASTING-0.22%

Interpublic Group of Companies, Inc.       11,000   $    533,500
----------------------------------------------------------------

AEROSPACE/DEFENSE-0.36%

Boeing Co. (The)                            4,000        381,500
----------------------------------------------------------------
Gulfstream Aerospace Corp.(a)              20,000        472,500
----------------------------------------------------------------
                                                         854,000
----------------------------------------------------------------

AIRLINES-0.08%

Sabre Group Holdings Inc.(a)                6,100        186,050
----------------------------------------------------------------

AUTOMOBILE (MANUFACTURERS)-0.10%

Chrysler Corp.                              7,200        242,100
----------------------------------------------------------------

BANKING-0.26%

Citicorp                                    6,300        623,700
----------------------------------------------------------------

BEVERAGES (SOFT DRINKS)-0.25%

PepsiCo Inc.                               20,000        592,500
----------------------------------------------------------------

BIOTECHNOLOGY-0.44%

AMGEN, Inc.(a)                              7,000        429,187
----------------------------------------------------------------
Guidant Corp.                              13,500        622,688
----------------------------------------------------------------
                                                       1,051,875
----------------------------------------------------------------

BUILDING MATERIALS-0.10%

Georgia-Pacific Corp.                       3,000        225,000
----------------------------------------------------------------

BUSINESS SERVICES-0.96%

CUC International, Inc.(a)                 18,000        441,000
----------------------------------------------------------------
Diebold, Inc.                               8,700        500,250
----------------------------------------------------------------
Equifax, Inc.                              32,200        957,950
----------------------------------------------------------------
Healthcare COMPARE Corp.(a)                 6,000        264,000
----------------------------------------------------------------
Interim Services Inc.(a)                    1,000         40,000
----------------------------------------------------------------
Olsten Corp.                                3,000         60,000
----------------------------------------------------------------
                                                       2,263,200
----------------------------------------------------------------

CHEMICALS (SPECIALTY)-0.33%

Morton International, Inc.                 20,000        787,500
----------------------------------------------------------------

COMPUTER MINI/PCS-1.79%

COMPAQ Computer Corp.(a)                   24,000      1,671,000
----------------------------------------------------------------
Dell Computer Corp.(a)                     11,500        935,812
----------------------------------------------------------------
Gateway 2000, Inc.(a)                      17,000        800,062
----------------------------------------------------------------
Sun Microsystems, Inc.(a)                  13,700        835,700
----------------------------------------------------------------
                                                       4,242,574
----------------------------------------------------------------

COMPUTER NETWORKING-1.04%

Ascend Communications, Inc.(a)             14,000        915,250
----------------------------------------------------------------
Cabletron Systems, Inc.(a)                  8,000        499,000
----------------------------------------------------------------
Cisco Systems, Inc.(a)                      4,000        247,500
----------------------------------------------------------------
3Com Corp.(a)                              12,000        811,500
----------------------------------------------------------------
                                                       2,473,250
----------------------------------------------------------------

                                                       MARKET
                                         SHARES        VALUE

COMPUTER PERIPHERALS-0.18%

Storage Technology Corp.(a)                 9,800   $    417,725
----------------------------------------------------------------

COMPUTER SOFTWARE/SERVICES-3.51%

BMC Software, Inc.(a)                       6,700        556,100
----------------------------------------------------------------
Cadence Design Systems, Inc.(a)            11,300        412,450
----------------------------------------------------------------
Ceridian Corp.(a)                          12,000        595,500
----------------------------------------------------------------
Computer Associates International, Inc.    14,000        827,750
----------------------------------------------------------------
Computer Sciences Corp.(a)                  5,200        386,100
----------------------------------------------------------------
Compuware Corp.(a)                         15,900        838,725
----------------------------------------------------------------
Electronic Data Systems Corp.              15,400        693,000
----------------------------------------------------------------
Electronics for Imaging, Inc.(a)              700         50,400
----------------------------------------------------------------
First Data Corp.                            5,000        398,750
----------------------------------------------------------------
Fiserv, Inc.(a)                            11,500        441,312
----------------------------------------------------------------
Mechanical Dynamics, Inc.(a)               27,100        389,562
----------------------------------------------------------------
Microsoft Corp.(a)                          3,000        411,750
----------------------------------------------------------------
Oracle Systems Corp.(a)                     6,000        253,875
----------------------------------------------------------------
Parametric Technology Co.(a)                9,300        454,538
----------------------------------------------------------------
Sterling Commerce, Inc.(a)                 32,500        914,062
----------------------------------------------------------------
Synopsys, Inc.(a)                           5,700        256,500
----------------------------------------------------------------
Wallace Computer Services, Inc.            15,000        440,625
----------------------------------------------------------------
                                                       8,320,999
----------------------------------------------------------------

CONGLOMERATES-1.19%

AlliedSignal Inc.                          13,000        851,500
----------------------------------------------------------------
Loews Corp.                                 5,400        446,175
----------------------------------------------------------------
Textron Inc.                                4,200        372,750
----------------------------------------------------------------
Tyco International Ltd.                    16,400        813,850
----------------------------------------------------------------
U.S. Industries, Inc.(a)                   12,700        342,900
----------------------------------------------------------------
                                                       2,827,175
----------------------------------------------------------------

CONTAINERS-0.15%

Sealed Air Corp.(a)                         9,000        349,875
----------------------------------------------------------------

COSMETICS & TOILETRIES-0.46%

Avon Products, Inc.                        11,000        596,750
----------------------------------------------------------------
Gillette Co. (The)                          6,600        493,350
----------------------------------------------------------------
                                                       1,090,100
----------------------------------------------------------------

ELECTRONIC COMPONENTS/MISCELLANEOUS-0.50%

Amphenol Corp.(a)                             700         13,912
----------------------------------------------------------------
Checkpoint Systems, Inc.(a)                24,000        537,000
----------------------------------------------------------------
Photon Dynamics, Inc.(a)                    9,400         61,688
----------------------------------------------------------------
Thermo Instrument Systems, Inc.(a)          5,200        157,300
----------------------------------------------------------------
Waters Corp.(a)                            13,500        418,500
----------------------------------------------------------------
                                                       1,188,400
----------------------------------------------------------------

FINANCE (ASSET MANAGEMENT)-0.19%

Bear Stearns Companies, Inc.                   90          2,126
----------------------------------------------------------------
Franklin Resources, Inc.                    5,000        352,500
----------------------------------------------------------------
PaineWebber Group Inc.                      4,500        105,750
----------------------------------------------------------------
                                                         460,376
----------------------------------------------------------------

                                                       MARKET
                                         SHARES        VALUE

FINANCE (CONSUMER CREDIT)-1.54%

Beneficial Corp.                            3,100   $    181,350
----------------------------------------------------------------
Federal Home Loan Mortgage Corp.            9,700        979,700
----------------------------------------------------------------
Federal National Mortgage Association      13,500        528,188
----------------------------------------------------------------
Finova Group, Inc.                          6,000        370,500
----------------------------------------------------------------
Green Tree Financial Corp.                  7,000        277,375
----------------------------------------------------------------
Student Loan Marketing Association          9,300        769,575
----------------------------------------------------------------
SunAmerica, Inc.                            7,200        270,000
----------------------------------------------------------------
T. Rowe Price Associates                    7,700        262,762
----------------------------------------------------------------
                                                       3,639,450
----------------------------------------------------------------

FOOD/PROCESSING-0.40%

ConAgra, Inc.                               6,900        344,138
----------------------------------------------------------------
Dean Foods Co.                             20,500        594,500
----------------------------------------------------------------
                                                         938,638
----------------------------------------------------------------

GAMING-0.17%

International Game Technology              19,500        411,937
----------------------------------------------------------------

HOTELS/MOTELS-0.36%

Hilton Hotels Corp.                        16,000        486,000
----------------------------------------------------------------
Host Marriott Corp.(a)                     23,000        353,625
----------------------------------------------------------------
                                                         839,625
----------------------------------------------------------------

INSURANCE (LIFE & HEALTH)-0.43%

Conseco Inc.                               12,000        642,000
----------------------------------------------------------------
Equitable Companies, Inc.                  16,500        387,750
----------------------------------------------------------------
                                                       1,029,750
----------------------------------------------------------------

INSURANCE (MULTI-LINE PROPERTY)-1.31%

American International Group, Inc.          3,900        423,638
----------------------------------------------------------------
CIGNA Corp.                                 3,000        391,500
----------------------------------------------------------------
Everest Reinsurance Holdings, Inc.          8,100        206,550
----------------------------------------------------------------
ITT Hartford Group, Inc.                    7,000        441,000
----------------------------------------------------------------
MGIC Investment Corp.                       6,300        432,338
----------------------------------------------------------------
Old Republic International Corp.            9,100        225,225
----------------------------------------------------------------
TIG Holdings, Inc.                          4,200        121,275
----------------------------------------------------------------
Travelers Group, Inc.                      15,800        857,150
----------------------------------------------------------------
                                                       3,098,676
----------------------------------------------------------------

LEISURE & RECREATION-0.40%

Coleman Company, Inc. (The)(a)              3,800         50,350
----------------------------------------------------------------
Harley-Davidson, Inc.                      20,000        902,500
----------------------------------------------------------------
                                                         952,850
----------------------------------------------------------------

MACHINERY (MISCELLANEOUS)-0.05%

Thermo Electron Corp. (a)                   3,000        109,500
----------------------------------------------------------------

MEDICAL (DRUGS)-1.87%

Abbott Laboratories                         6,000        303,750
----------------------------------------------------------------
American Home Products Corp.                6,500        398,125
----------------------------------------------------------------
AmeriSource Health Corp.(a)                 2,000         84,750
----------------------------------------------------------------
Bristol-Myers Squibb Co.                    4,000        423,000
----------------------------------------------------------------
Cardinal Health, Inc.                       4,500        353,250
----------------------------------------------------------------
ICN Pharmaceuticals, Inc.                  11,400        216,600
----------------------------------------------------------------
Johnson & Johnson                           1,000         49,250
----------------------------------------------------------------

                                                       MARKET
                                         SHARES        VALUE

MEDICAL (DRUGS)-(CONTINUED)

Merck & Co., Inc.                           8,000   $    593,000
----------------------------------------------------------------
Pfizer, Inc.                                2,500        206,875
----------------------------------------------------------------
Pharmacia & UpJohn, Inc.                   11,000        396,000
----------------------------------------------------------------
Rhone-Poulenc Rorer, Inc.                  10,300        691,387
----------------------------------------------------------------
Schering-Plough Corp.                       7,400        473,600
----------------------------------------------------------------
Watson Pharmaceuticals, Inc.(a)             7,400        246,975
----------------------------------------------------------------
                                                       4,436,562
----------------------------------------------------------------

MEDICAL (PATIENT SERVICES)-1.19%

Columbia/HCA Healthcare Corp.              13,650        487,988
----------------------------------------------------------------
HEALTHSOUTH Corp.(a)                       22,000        825,000
----------------------------------------------------------------
Living Centers of America, Inc.(a)          5,000        116,875
----------------------------------------------------------------
MedPartners, Inc.(a)                       23,310        492,424
----------------------------------------------------------------
Quorum Health Group, Inc.(a)               20,100        542,700
----------------------------------------------------------------
Tenet Healthcare Corp.(a)                  16,900        352,788
----------------------------------------------------------------
                                                       2,817,775
----------------------------------------------------------------

MEDICAL INSTRUMENTS/PRODUCTS-1.08%

Baxter International Inc.                   4,100        170,662
----------------------------------------------------------------
Becton, Dickinson & Co.                     9,200        400,200
----------------------------------------------------------------
Innovasive Devices, Inc.(a)                24,200        223,850
----------------------------------------------------------------
Medtronic, Inc.                             5,000        321,875
----------------------------------------------------------------
Stryker Corp.                              22,000        654,500
----------------------------------------------------------------
Sybron International Corp.(a)              14,000        407,750
----------------------------------------------------------------
U.S. Surgical Corp.                         8,500        355,938
----------------------------------------------------------------
                                                       2,534,775
----------------------------------------------------------------

NATURAL GAS PIPELINE-0.48%

Columbia Gas System, Inc.                  14,000        850,500
----------------------------------------------------------------
Williams Companies, Inc. (The)              5,500        287,375
----------------------------------------------------------------
                                                       1,137,875
----------------------------------------------------------------

OFFICE AUTOMATION-0.02%

Xerox Corp.                                 1,200         55,650
----------------------------------------------------------------

OFFICE PRODUCTS-0.09%

Reynolds & Reynolds Co.-Class A             8,000        211,000
----------------------------------------------------------------

OIL & GAS (DRILLING)-0.30%

Reading & Bates Corp.(a)                   17,000        488,750
----------------------------------------------------------------
Transocean Offshore Inc.                    3,500        221,375
----------------------------------------------------------------
                                                         710,125
----------------------------------------------------------------

OIL & GAS (SERVICES)-0.40%

Louisiana Land & Exploration Co.            3,400        193,375
----------------------------------------------------------------
NorAm Energy Corp.                         47,600        731,850
----------------------------------------------------------------
                                                         925,225
----------------------------------------------------------------

OIL EQUIPMENT & SUPPLIES-1.47%

Baker Hughes, Inc.                         23,000        819,375
----------------------------------------------------------------
Coastal Corp.                               8,400        361,200
----------------------------------------------------------------
Cooper Cameron Corp.(a)                     2,500        159,688
----------------------------------------------------------------
Dresser Industries, Inc.                   10,000        328,750
----------------------------------------------------------------
Halliburton Co.                             7,000        396,375
----------------------------------------------------------------
Rowan Companies., Inc.(a)                  25,000        559,375
----------------------------------------------------------------

                                                       MARKET
                                         SHARES        VALUE

OIL EQUIPMENT & SUPPLIES-(CONTINUED)

Schlumberger Ltd.                           4,300   $    426,238
----------------------------------------------------------------
Tidewater, Inc.                            10,000        437,500
----------------------------------------------------------------
                                                       3,488,501
----------------------------------------------------------------

PAPER & FOREST PRODUCTS-0.20%

Kimberly-Clark Corp.                        5,000        466,250
----------------------------------------------------------------

PUBLISHING-0.23%

New York Times Co.                         11,000        397,375
----------------------------------------------------------------
Times Mirror Co. (The)                      3,200        148,000
----------------------------------------------------------------
                                                         545,375
----------------------------------------------------------------

RETAIL (FOOD & DRUGS)-0.50%

American Stores Co.                        13,000        537,875
----------------------------------------------------------------
Kroger Co. (The)(a)                         9,800        437,325
----------------------------------------------------------------
Safeway, Inc.(a)                            4,600        197,225
----------------------------------------------------------------
                                                       1,172,425
----------------------------------------------------------------

RETAIL (STORES)-2.72%

Consolidated Stores Corp.(a)                4,500        173,812
----------------------------------------------------------------
Dayton-Hudson Corp.                        12,000        415,500
----------------------------------------------------------------
Federated Department Stores, Inc.(a)       15,000        495,000
----------------------------------------------------------------
Gap, Inc. (The)                            12,000        348,000
----------------------------------------------------------------
Home Depot, Inc.                           16,800        919,800
----------------------------------------------------------------
Lowe's Companies, Inc.                     20,800        839,800
----------------------------------------------------------------
Pep Boys-Manny, Moe & Jack                 22,500        787,500
----------------------------------------------------------------
Price/Costco Inc.(a)                        5,200        103,350
----------------------------------------------------------------
Saks Holdings, Inc.(a)                     12,400        434,000
----------------------------------------------------------------
Staples, Inc.(a)                           25,575        476,335
----------------------------------------------------------------
Sysco Corp.                                12,500        425,000
----------------------------------------------------------------
Toys "R" Us, Inc.(a)                       26,000        880,750
----------------------------------------------------------------
Viking Office Products Inc.(a)              5,000        145,625
----------------------------------------------------------------
                                                       6,444,472
----------------------------------------------------------------

SEMICONDUCTORS-0.99%

Altera Corp.(a)                            10,000        620,000
----------------------------------------------------------------
Intel Corp.                                12,000      1,318,500
----------------------------------------------------------------
Texas Instruments, Inc.                     8,500        409,062
----------------------------------------------------------------
                                                       2,347,562
----------------------------------------------------------------

SHOES & RELATED APPAREL-0.38%

Nike Inc. -Class B                         14,400        847,800
----------------------------------------------------------------
Nine West Group, Inc.(a)                    1,200         59,850
----------------------------------------------------------------
                                                         907,650
----------------------------------------------------------------

TELECOMMUNICATIONS-1.76%

ADC Telecommunications, Inc.(a)            15,100      1,032,462
----------------------------------------------------------------
Andrew Corp.(a)                            12,000        585,000
----------------------------------------------------------------
Frontier Corp.                              8,200        237,800
----------------------------------------------------------------
Lucent Technologies Inc.                   14,000        658,000
----------------------------------------------------------------
MFS Communications Co., Inc.(a)            11,300        566,413
----------------------------------------------------------------
Tellabs, Inc.(a)                            3,000        255,375
----------------------------------------------------------------
360 Communications Co.(a)                   1,500         33,938
----------------------------------------------------------------

                                                       MARKET
                                         SHARES        VALUE

TELECOMMUNICATIONS-(CONTINUED)

Western Wireless Corp.-Class A(a)          13,000   $    214,500
----------------------------------------------------------------
WorldCom, Inc.(a)                          23,600        575,250
----------------------------------------------------------------
                                                       4,158,738
----------------------------------------------------------------

TELEPHONE-0.22%

Cincinnati Bell, Inc.                      10,500        518,437
----------------------------------------------------------------

TEXTILES-0.36%

Fruit of the Loom, Inc.-Class A(a)         13,300        483,787
----------------------------------------------------------------
Liz Claiborne, Inc.                         8,500        359,125
----------------------------------------------------------------
                                                         842,912
----------------------------------------------------------------

TOBACCO-0.93%

Philip Morris Companies, Inc.               7,000        648,375
----------------------------------------------------------------
RJR Nabisco Holdings Corp.                 28,800        831,600
----------------------------------------------------------------
Universal Corp.                             6,800        185,300
----------------------------------------------------------------
UST, Inc.                                  19,000        548,625
----------------------------------------------------------------
                                                       2,213,900
----------------------------------------------------------------
    Total Domestic Common Stocks                      75,685,534
----------------------------------------------------------------

FOREIGN STOCKS & OTHER EQUITY INTERESTS-64.12%

ARGENTINA-1.10%

Banco de Galicia y Buenos Aires S.A.
  de C.V. (Banking)                        28,409        514,913
----------------------------------------------------------------
Perez Companc S.A.-Class B
  (Oil & Gas-Services)                     93,000        590,609
----------------------------------------------------------------
YPF Socidad Anonima-ADR
  (Oil & Gas-Services)                     65,600      1,492,400
----------------------------------------------------------------
                                                       2,597,922
----------------------------------------------------------------

AUSTRALIA-2.38%

National Mutual Holdings Ltd.(a)
  (Insurance-Multi-Line Property)         600,000        856,056
----------------------------------------------------------------
News Corp. Ltd. (The)-ADR
  (Publishing)                             48,000        852,000
----------------------------------------------------------------
QBE Insurance Group Ltd.
  (Insurance-Multi-Line Property)         181,125        959,032
----------------------------------------------------------------
QNI Ltd.
  (Metals-Miscellaneous)                  761,700      1,533,543
----------------------------------------------------------------
Western Mining Corp. Holdings Ltd.
  (Metals-Miscellaneous)                  228,200      1,434,390
----------------------------------------------------------------
                                                       5,635,021
----------------------------------------------------------------

AUSTRIA-0.63%

OMV AG
  (Oil & Gas-Services)                      9,400        920,193
----------------------------------------------------------------
VA Technologie AG
  (Engineering & Construction)              4,100        573,373
----------------------------------------------------------------
                                                       1,493,566
----------------------------------------------------------------

BELGIUM-1.52%

Barco Industries(a)
  (Electronic Components/Miscellaneous)     5,700        937,512
----------------------------------------------------------------
Colruyt S.A.
  (Retail-Food & Drug)                      1,100        474,351
----------------------------------------------------------------
Delhaize-Le Lion S.A.
  (Retail-Food & Drug)                     18,500      1,035,027
----------------------------------------------------------------

                                                       MARKET
                                         SHARES        VALUE

BELGIUM-(CONTINUED)

UCB S.A.
  (Medical-Drugs)                             520   $  1,146,201
----------------------------------------------------------------
                                                       3,593,091
----------------------------------------------------------------

BRAZIL-0.61%

Telecommuicacoes Brasileiras
  S.A.-Telebras-ADR
  (Telecommunications)                     19,400      1,445,300
----------------------------------------------------------------

CANADA-2.57%

Canadian National Railway Co.
  (Railroads)                              21,000        577,500
----------------------------------------------------------------
Canadian Natural Resources Ltd.(a)
  (Oil & Gas-Exploration &
  Production)                              48,000      1,192,658
----------------------------------------------------------------
Canadian Pacific Ltd.
  (Transportation-Miscellaneous)           43,000      1,085,750
----------------------------------------------------------------
Newbridge Networks Corp.(a)
  (Computer Networking)                    26,000        822,250
----------------------------------------------------------------
Northern Telecom Ltd.
  (Telecommunications)                      7,500        488,437
----------------------------------------------------------------
Suncor, Inc.
  (Oil & Gas-Exploration & Production)     28,000      1,081,182
----------------------------------------------------------------
TELUS Corp.
  (Telecommunications)                     54,000        848,157
----------------------------------------------------------------
                                                       6,095,934
----------------------------------------------------------------

CHILE-0.30%

Compania de Telecomunicaciones de
  Chile S.A.-ADR (Telephone)                7,200        710,100
----------------------------------------------------------------

DENMARK-0.29%

Danisco A/S
  (Food/Processing)                         5,100        292,191
----------------------------------------------------------------
Novo-Nordisk A/S-Class B
  (Medical-Drugs)                           2,450        408,031
----------------------------------------------------------------
                                                         700,222
----------------------------------------------------------------

FRANCE-6.23%

AXA S.A.
  (Insurance-Life & Health)                18,500      1,155,413
----------------------------------------------------------------
Carrefour Supermarche
  (Retail-Food & Drug)                      2,800      1,553,760
----------------------------------------------------------------
Cetelem
  (Finance-Consumer Credit)                 2,100        448,137
----------------------------------------------------------------
Compagnie Generale Des Eaux
  (Water Supply)                            9,700      1,159,257
----------------------------------------------------------------
Elf Aquitaine S.A.
  (Oil & Gas-Services)                     13,500      1,079,472
----------------------------------------------------------------
Essilor International-Compagnie
  Generale d'Optique
  (Medical Instruments/Products)            1,100        289,389
----------------------------------------------------------------
Michelin-Class B
  (Automobile/Trucks Parts & Tires)        10,200        491,795
----------------------------------------------------------------
Pathe S.A.(a)
  (Advertising/Broadcasting)                3,850      1,038,465
----------------------------------------------------------------
Pinault-Printemps-Redoute, S.A.
  (Retail-Stores)                           2,900      1,093,633
----------------------------------------------------------------
Rexel S.A.
  (Electronic Components/Miscellaneous)     2,600        770,465
----------------------------------------------------------------
Rhone-Poulenc-Class A
  (Chemicals)                              21,000        622,298
----------------------------------------------------------------

                                                       MARKET
                                         SHARES        VALUE

FRANCE-(CONTINUED)

Roussel Uclaf
  (Medical-Drugs)                           2,100   $    555,756
----------------------------------------------------------------
Societe BIC S.A.
  (Office Products)                         8,050      1,207,697
----------------------------------------------------------------
Societe Technip
  (Engineering & Construction)              6,600        576,927
----------------------------------------------------------------
Sodexho S.A.
  (Business Services)                       1,100        531,658
----------------------------------------------------------------
Total S.A.-Class B
  (Oil & Gas-Exploration & Production)     13,100      1,024,683
----------------------------------------------------------------
Valeo S.A.
  (Automobile/Trucks Parts & Tires)        19,400      1,164,190
----------------------------------------------------------------
                                                      14,762,995
----------------------------------------------------------------

GERMANY-3.90%

Adidas A.G.
  (Shoes & Related Apparel)                18,800      1,611,358
----------------------------------------------------------------
Altana A.G.
  (Chemicals)                               1,850      1,478,143
----------------------------------------------------------------
Commerzbank A.G.
  (Banking)                                44,000        984,945
----------------------------------------------------------------
Continental A.G.
  (Automobile/Trucks Parts & Tires)        29,600        517,961
----------------------------------------------------------------
Dresdner Bank A.G.
  (Banking)                                36,000        962,758
----------------------------------------------------------------
Hoechst A.G.
  (Chemicals)                              40,300      1,515,508
----------------------------------------------------------------
SGL Carbon A.G.
  (Metals-Miscellaneous)                    6,000        675,515
----------------------------------------------------------------
SKW Trostberg A.G.
  (Chemicals)                              17,850        520,979
----------------------------------------------------------------
Veba A.G.
  (Electric Power)                         18,000        960,024
----------------------------------------------------------------
                                                       9,227,191
----------------------------------------------------------------

HONG KONG-5.82%

Asia Satellite Telecommunications
  Holdings Ltd.-ADR
  (Telecommunications)(a)                  24,500        655,375
----------------------------------------------------------------
Cheung Kong Holdings Ltd.
  (Real Estate)                           267,000      2,140,917
----------------------------------------------------------------
Citic Pacific Ltd.
  (Banking)                               135,000        656,476
----------------------------------------------------------------
Cosco Pacific Ltd.
  (Transportation-Miscellaneous)        1,560,000      1,492,977
----------------------------------------------------------------
First Pacific Co.
  (Conglomerates)                         901,000      1,240,999
----------------------------------------------------------------
Hang Seng Bank Ltd.
  (Banking)                               166,500      1,975,683
----------------------------------------------------------------
Hong Kong & China Gas Company Ltd.
  (Electric Power)                        579,000      1,018,391
----------------------------------------------------------------
Hong Kong & China Gas Company
  Ltd.-Warrants(a)
  Expiring 1997 (Electric Power)           36,000         13,269
----------------------------------------------------------------
HSBC Holdings PLC
  (Banking)                                93,400      1,902,499
----------------------------------------------------------------
New World Infrastructure Ltd.(a)
  (Building Materials)                    422,000      1,050,607
----------------------------------------------------------------
Sun Hung Kai Properties Ltd.
  (Real Estate)                           105,600      1,201,831
----------------------------------------------------------------

                                                       MARKET
                                         SHARES        VALUE

HONG KONG-(CONTINUED)

Varitronix International Ltd.
  (Electronic Components/Miscellaneous)   240,000   $    437,650
----------------------------------------------------------------
                                                      13,786,674
----------------------------------------------------------------

INDONESIA-1.19%

PT Bank Internasional Indonesia
  (Banking)                               439,000        706,757
----------------------------------------------------------------
PT Hanjaya Mandala Sampoerna
  (Tobacco)                               172,000      1,598,678
----------------------------------------------------------------
PT Indosat
  (Telecommunications)                     84,500        255,753
----------------------------------------------------------------
PT Indosat-ADR
  (Telecommunications)                      9,050        272,631
----------------------------------------------------------------
                                                       2,833,819
----------------------------------------------------------------

IRELAND-0.11%

Elan Corp. PLC-ADR(a)
  (Medical-Drugs)                           9,200        255,300
----------------------------------------------------------------

ISRAEL-0.58%

ECI Telecommunications Ltd.
  (Computer Networking)                    14,000        280,000
----------------------------------------------------------------
Teva Pharmaceutical Industries Ltd.-ADR
  (Medical-Drugs)                          26,500      1,109,687
----------------------------------------------------------------
                                                       1,389,687
----------------------------------------------------------------

ITALY-2.54%

Edison S.p.A.
  (Electric Power)                        187,000      1,114,111
----------------------------------------------------------------
Ente Nazionale Idrocarburi S.p.A
  (Oil & Gas-Exploration & Production)    290,000      1,387,106
----------------------------------------------------------------
Fila Holding S.p.A.-ADR
  (Retail-Stores)                           5,400        388,800
----------------------------------------------------------------
Istituto Mobiliare Italiano S.p.A.
  (Banking)                                48,700        385,748
----------------------------------------------------------------
Parmalat Finanziaria S.p.A
  (Food/Processing)                       620,000        886,473
----------------------------------------------------------------
Telecom Italia Mobile S.p.A.
  (Telecommunications)                    460,000        948,504
----------------------------------------------------------------
Telecom Italia S.p.A.
  (Telecommunications)                    410,000        916,757
----------------------------------------------------------------
                                                       6,027,499
----------------------------------------------------------------

JAPAN-10.54%

Alpine Electronics Inc.
  (Electronic Components/Miscellaneous)    57,000        901,146
----------------------------------------------------------------
Amada Co., Ltd.
  (Building Materials-Tools)               89,000        766,062
----------------------------------------------------------------
Bridgestone Corp.
  (Automobile/Trucks Parts & Tires)        82,000      1,382,811
----------------------------------------------------------------
Canon, Inc.
  (Office Automation)                      79,000      1,512,626
----------------------------------------------------------------
Daiichi Corp.
  (Electronic Components/Miscellaneous)    28,300        668,631
----------------------------------------------------------------
DDI Corp.
  (Telecommunications)                        180      1,351,719
----------------------------------------------------------------
Honda Motor Co.
  (Automobile-Manufacturers)               73,000      1,743,973
----------------------------------------------------------------
Ibiden Co. Ltd.
  (Building Materials)                     87,000        809,978
----------------------------------------------------------------

                                                       MARKET
                                         SHARES        VALUE
JAPAN-(CONTINUED)

Jusco Co.
  (Retail-Stores)                          45,000   $  1,335,910
----------------------------------------------------------------
Komatsu Ltd.
  (Machinery-Heavy)                       139,000      1,137,833
----------------------------------------------------------------
Matsushita Electric Industrial Co. Ltd.
  (Electronic Components-Miscellaneous)    61,000        975,100
----------------------------------------------------------------
Nippon Television Network
  (Advertising/Broadcasting)                2,050        594,177
----------------------------------------------------------------
Nomura Securities Co., Ltd.
  (Finance-Asset Management)               68,000      1,122,832
----------------------------------------------------------------
NSK Ltd.
  (Metals-Miscellaneous)                   92,000        609,266
----------------------------------------------------------------
NTT Data Communications Systems Co.
  (Computer Software/Services)                470      1,391,155
----------------------------------------------------------------
Okuma Corp.(a)
  (Machine Tools)                          78,000        746,739
----------------------------------------------------------------
Ricoh Co., Ltd.
  (Office Automation)                     124,000      1,230,688
----------------------------------------------------------------
Shizuoka Bank
  (Banking)                                40,000        456,721
----------------------------------------------------------------
SMC
  (Machinery-Miscellaneous)                 6,800        440,771
----------------------------------------------------------------
Sony Corp.
  (Electronic Components/Miscellaneous)    19,900      1,193,773
----------------------------------------------------------------
Sumitomo Heavy Industries, Ltd.(a)
  (Machinery-Heavy)                       250,000        880,506
----------------------------------------------------------------
TDK Corp.
  (Electronic Components/Miscellaneous)    22,000      1,290,765
----------------------------------------------------------------
Toyota Motor Corp.
  (Automobile-Manufacturers)               39,000        921,435
----------------------------------------------------------------
Yamaha Corp.
  (Electronic Components/Miscellaneous)    48,000        729,349
----------------------------------------------------------------
Yamatake-Honeywell
  (Airlines)                               45,000        754,908
----------------------------------------------------------------
                                                      24,948,874
----------------------------------------------------------------

MALAYSIA-1.17%

Commerce Asset Holdings Berhad
  (Finance-Asset Management)               93,000        607,362
----------------------------------------------------------------
Edaran Otomobil Nasional Berhad
  (Automobile-Manufacturers)               70,000        653,869
----------------------------------------------------------------
Malayan Banking Berhad
  (Banking)                               109,000      1,078,567
----------------------------------------------------------------
YTL Corp. Berhad
  (Engineering & Construction)             82,000        441,401
----------------------------------------------------------------
                                                       2,781,199
----------------------------------------------------------------

MEXICO-1.26%

Grupo Industrial Maseca, S.A. de
  C.V.-Class B
  (Food/Processing)                     1,181,000      1,437,036
----------------------------------------------------------------
Grupo Televisa S.A.-GDR(a)
  (Advertising/Broadcasting)               22,000        577,500
----------------------------------------------------------------
Panamerican Beverages, Inc.
  (Beverages-Soft Drinks)                  22,400        977,200
----------------------------------------------------------------
                                                       2,991,736
----------------------------------------------------------------

NETHERLANDS-3.32%

Akzo Nobel
  (Conglomerates)                           5,900        743,455
----------------------------------------------------------------

                                                       MARKET
                                         SHARES        VALUE

NETHERLANDS-(CONTINUED)

Elsevier N.V.
  (Publishing)                             23,000   $    382,271
----------------------------------------------------------------
Getronics N.V.
  (Computer Software/Services)             41,000      1,007,662
----------------------------------------------------------------
Gucci Group N.V.-New York Shares-ADR
  (Textiles)                               12,000        828,000
----------------------------------------------------------------
Koninklijke Ahold N.V.
  (Retail-Food & Drug)                     10,200        595,155
----------------------------------------------------------------
Nutricia Verenigde Bedrijven N.V.
  (Food/Processing)                        13,000      1,823,540
----------------------------------------------------------------
Oce-Van Der Grinten N.V.
  (Office Automation)                       7,000        746,744
----------------------------------------------------------------
Royal Dutch Petroleum Co.
  (Oil & Gas-Services)                      6,600      1,089,951
----------------------------------------------------------------
Ver Ned Uitgevuer Bezit N.V.
  (Publishing)                             15,500        281,370
----------------------------------------------------------------
Wolters Kluwer N.V.
  (Publishing)                              2,850        366,349
----------------------------------------------------------------
                                                       7,864,497
----------------------------------------------------------------

NORWAY-0.09%

UNI Storebrand A.S.(a)
  (Insurance-Multi-Line Property)          35,000        205,147
----------------------------------------------------------------
PHILIPPINES-0.92%
C & P Homes, Inc.
  (Homebuilding)                          954,000        435,616
----------------------------------------------------------------
Filinvest Land Inc.(a)
  (Real Estate)                         1,031,700        349,396
----------------------------------------------------------------
Metro Pacific Corp.
  (Conglomerates)                       2,309,000        562,314
----------------------------------------------------------------
Metropolitan Bank & Trust Co.
  (Banking)                                14,375        317,256
----------------------------------------------------------------
Southeast Asia Cement Holdings, Inc.(a)
  (Building Materials)                  5,300,000        504,186
----------------------------------------------------------------
                                                       2,168,768
----------------------------------------------------------------

PORTUGAL-0.19%

Portugal Telecom S.A.(a)
  (Telecommunications)                     17,000        442,078
----------------------------------------------------------------
SINGAPORE-1.61%
Cerebos Pacific Ltd.
  (Food/Processing)                        82,000        634,576
----------------------------------------------------------------
City Developments Ltd.
  (Real Estate)                           129,000      1,016,613
----------------------------------------------------------------
DBS Land Ltd.
  (Real Estate)                           416,000      1,311,353
----------------------------------------------------------------
Overseas Union Bank Ltd.
  (Banking)                               125,000        851,970
----------------------------------------------------------------
                                                       3,814,512
----------------------------------------------------------------

SOUTH AFRICA-0.76%

De Beers Centenary A.G.
  (Gold & Silver Mining)                   28,000        826,425
----------------------------------------------------------------
Sasol Ltd.
  (Oil & Gas-Exploration &
  Production)                              80,100        977,246
----------------------------------------------------------------
                                                       1,803,671
----------------------------------------------------------------

                                                       MARKET
                                         SHARES        VALUE

SPAIN-1.52%

Empresa Nacional de Electricidad, S.A.
  (Electric Power)                         23,100   $  1,413,935
----------------------------------------------------------------
Iberdrola S.A.
  (Electric Power)                         77,000        817,704
----------------------------------------------------------------
Repsol S.A.
  (Oil & Gas-Services)                      8,300        270,931
----------------------------------------------------------------
Telefonica De Espana
  (Telecommunications)                     54,400      1,091,453
----------------------------------------------------------------
                                                       3,594,023
----------------------------------------------------------------

SWEDEN-1.78%

Astra AB-Class A
  (Medical-Drugs)                           7,550        346,746
----------------------------------------------------------------
Astra AB-B Shares
  (Medical-Drugs)                           2,500        114,056
----------------------------------------------------------------
Autoliv AB
  (Automobile/Trucks Parts & Tires)        30,600      1,298,326
----------------------------------------------------------------
Hennes & Mauritz AB-B Shares
  (Retail-Stores)                          10,300      1,364,311
----------------------------------------------------------------
Securitas AB
  (Security & Safety Services)             18,300        473,106
----------------------------------------------------------------
Telefonaktiebolaget L.M. Ericsson-ADR
  (Telecommunications)                     22,000        607,750
----------------------------------------------------------------
                                                       4,204,295
----------------------------------------------------------------

SWITZERLAND-0.88%

Ciba-Geigy A.G.
  (Chemicals)                                 650        800,672
----------------------------------------------------------------
Sandoz A.G.
  (Chemicals)                                 700        809,098
----------------------------------------------------------------
Swissair A.G.(a)
  (Airlines)                                  600        467,563
----------------------------------------------------------------
                                                       2,077,333
----------------------------------------------------------------

THAILAND-0.56%

Bank of Ayudhya Ltd.
  (Banking)                                11,400         32,642
----------------------------------------------------------------
Krung Thai Bank PLC
  (Banking)                               230,000        622,475
----------------------------------------------------------------
Siam Commercial Bank PLC Co. Ltd.
  (Banking)                                21,900        199,286
----------------------------------------------------------------
Thai Farmers Bank PLC
  (Banking)                                40,900        312,826
----------------------------------------------------------------
Thai Farmers Bank PLC-Rights(a)
  (Banking)                                 5,163          2,695
----------------------------------------------------------------
Total Access Communication PLC
  (Telecommunications)                     20,000        138,000
----------------------------------------------------------------
                                                       1,307,924
----------------------------------------------------------------

UNITED KINGDOM-9.75%

Airtours PLC
  (Leisure & Recreation)                   56,000        594,271
----------------------------------------------------------------
Argos PLC
  (Retail-Stores)                          22,680        284,792
----------------------------------------------------------------
B.A.T. Industries PLC
  (Conglomerates)                         182,000      1,267,839
----------------------------------------------------------------
Barclays PLC
  (Finance-Consumer Credit)                72,000      1,129,102
----------------------------------------------------------------

                                                       MARKET
                                         SHARES        VALUE
UNITED KINGDOM-(CONTINUED)

Bass PLC
  (Beverages-Alcoholic)                    24,000   $    307,813
----------------------------------------------------------------
British Aerospace PLC
  (Aerospace/Defense)                      32,000        606,771
----------------------------------------------------------------
British Petroleum Co. PLC
  (Oil & Gas-Services)                     31,000        333,512
----------------------------------------------------------------
Burton Group PLC
  (Retail-Stores)                         473,000      1,149,011
----------------------------------------------------------------
Caradon PLC
  (Building & Materials)                  136,000        534,570
----------------------------------------------------------------
Compass Group PLC
  (Food Processing)                        59,200        586,797
----------------------------------------------------------------
Danka Business Systems PLC-ADR
  (Office Automation)                      16,100        637,962
----------------------------------------------------------------
Dixons Group PLC
  (Retail-Stores)                         164,000      1,469,434
----------------------------------------------------------------
FKI PLC
  (Conglomerates)                         155,000        529,785
----------------------------------------------------------------
General Electric Co. PLC
  (Electronic
  Components/Miscellaneous)               160,000        988,281
----------------------------------------------------------------
GKN PLC
  (Automobile/Trucks Parts & Tires)        39,000        733,154
----------------------------------------------------------------
Granada Group PLC
  (Leisure & Recreation)                  101,400      1,458,120
----------------------------------------------------------------
Kingfisher PLC
  (Retail-Stores)                          46,800        497,402
----------------------------------------------------------------
Marks & Spencer PLC
  (Retail-Stores)                         110,000        923,828
----------------------------------------------------------------
Medeva PLC
  (Medical-Drugs)                          67,200        288,750
----------------------------------------------------------------
MFI Furniture Group PLC
  (Retail-Stores)                         355,000      1,155,599
----------------------------------------------------------------
Next PLC
  (Retail-Stores)                          77,000        701,823
----------------------------------------------------------------
NFC PLC
  (Transportation-Miscellaneous)          325,000      1,015,625
----------------------------------------------------------------
Peninsular and Oriental Steam
  Navigation Co. (The)
  (Transportation-Miscellaneous)           56,000        550,065
----------------------------------------------------------------
Provident Financial PLC
  (Finance-Consumer Credit)               137,400      1,029,829
----------------------------------------------------------------
Rentokil Group PLC
  (Business Services)                     100,000        671,387
----------------------------------------------------------------
Siebe PLC
  (Electronic
  Components/Miscellaneous)                75,000      1,176,757
----------------------------------------------------------------

                                                       MARKET
                                         SHARES        VALUE
UNITED KINGDOM-(CONTINUED)

SmithKline Beecham PLC-ADR
  (Medical-Drugs)                           7,000   $    438,375
----------------------------------------------------------------
Smiths Industries PLC
  (Electronic/Defense)                     30,000        400,390
----------------------------------------------------------------
Standard Chartered PLC
  (Finance-Asset Management)               41,500        447,826
----------------------------------------------------------------
WPP Group PLC
  (Advertising/Broadcasting)              316,000      1,172,655
----------------------------------------------------------------
                                                      23,081,525
----------------------------------------------------------------
    Total Foreign Stocks & Other
      Equity Interests                               151,839,903
----------------------------------------------------------------

                                       PRINCIPAL
                                       AMOUNT(b)

CONVERTIBLE BONDS-0.32%

Boston Chicken Inc.,
  Conv. Liquid Yield Option Notes,
  (Restaurants)(c) 8.00%, 06/01/15     $2,310,000        747,863
----------------------------------------------------------------

U.S. DOLLAR DENOMINATED FOREIGN BONDS
  & NOTES-0.45%

BERMUDA-0.11%

MBL Intl. Finance Bermuda,
  Conv. Yankee Bonds, (Banking)
  3.00%, 11/30/02                         230,000        257,025
----------------------------------------------------------------

JAPAN-0.34%

Sumitomo Bank,
  Conv. American Depository Notes,
  (Banking)
  0.75%, 05/31/01                         850,000        811,750
----------------------------------------------------------------
    Total U.S. Dollar Denominated
      Foreign Bonds & Notes                            1,068,775
----------------------------------------------------------------
NON-U.S. DOLLAR DENOMINATED FOREIGN
  BONDS & NOTES

ITALY-0.47%

Pirelli S.p.A.,
  Conv. Bonds, (Automobile/Trucks
  Parts & Tires)
  5.00%, 12/31/98               ITL 1,591,686,200      1,114,810
----------------------------------------------------------------
REPURCHASE AGREEMENTS-2.73%(d)
Daiwa Securities America Inc., 5.53%,
  11/01/96(e)                             490,720        490,720
----------------------------------------------------------------
Dresdner Securities, Inc.,
  5.54%,11/01/96(f)                     6,000,000      6,000,000
----------------------------------------------------------------
    Total Repurchase Agreements                        6,490,720
----------------------------------------------------------------
TOTAL INVESTMENTS-100.05%                            236,947,605
----------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-(0.05)%                  (128,433)
----------------------------------------------------------------
NET ASSETS-100.00%                                  $236,819,172
================================================================

Abbreviations:

ADR  - American Depository Receipt
Conv. - Convertible
GDR  - Global Depository Receipt
NOTES TO SCHEDULE OF INVESTMENTS:

(a) Non-income producing security.
(b) Principal in U.S. Dollars unless otherwise indicated.
(c) Zero coupon bond. The interest rate shown represents the rate of original issue discount.
(d) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value as being 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates.
(e) Joint repurchase agreement entered into 10/31/96 with a maturing value of $750,115,208. Collateralized by $733,115,000 U.S. Treasury obligations, 0% to 10.375% due 11/15/96 to 08/15/23.
(f) Joint repurchase agreement entered into 10/31/96 with a maturing value of $200,030,778. Collateralized by $198,651,000 U.S. Treasury obligations, 4.75% to 9.25% due 11/30/97 to 06/30/99.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 1996

ASSETS:

Investments, at market value (cost
  $213,861,105)                            $  236,947,605
---------------------------------------------------------
Foreign currencies, at market value
  (cost $4,942,871)                             4,930,741
---------------------------------------------------------
Receivables for:
---------------------------------------------------------
  Investments sold                              1,868,600
---------------------------------------------------------
  Capital stock sold                            1,751,250
---------------------------------------------------------
  Dividends and interest                          313,510
---------------------------------------------------------
Investment for deferred compensation
  plan                                              6,352
---------------------------------------------------------
Other assets                                       93,073
---------------------------------------------------------
         Total assets                         245,911,131
---------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                         8,304,055
---------------------------------------------------------
  Capital stock reacquired                        286,359
---------------------------------------------------------
  Deferred compensation                             6,352
---------------------------------------------------------
Accrued advisory fees                             166,733
---------------------------------------------------------
Accrued administrative services fees                6,070
---------------------------------------------------------
Accrued distribution fees                         158,740
---------------------------------------------------------
Accrued transfer agent fees                        61,830
---------------------------------------------------------
Accrued operating expenses                        101,820
---------------------------------------------------------
         Total liabilities                      9,091,959
---------------------------------------------------------

NET ASSETS APPLICABLE TO SHARES
  OUTSTANDING                              $  236,819,172
=========================================================

NET ASSETS:

  Class A                                  $  114,971,030
=========================================================
  Class B                                  $  121,848,142
=========================================================

CAPITAL STOCK, $.001 PAR VALUE PER
  SHARE:

Class A:
  Authorized                                  200,000,000
---------------------------------------------------------
  Outstanding                                   8,098,028
=========================================================
Class B:
  Authorized                                  200,000,000
---------------------------------------------------------
  Outstanding                                   8,673,120
=========================================================
Class A:
  Net asset value and redemption price
    per share                              $        14.20
=========================================================
  Offering price per share:
    (Net asset value divided by 95.25%)    $        14.91
=========================================================
Class B:
  Net asset value and offering price per
    share                                  $        14.05
=========================================================

STATEMENT OF OPERATIONS

For the year ended October 31, 1996

INVESTMENT INCOME:

Dividends (net of $205,662 foreign
  withholding tax)                           $ 1,943,751
--------------------------------------------------------
Interest                                         511,628
--------------------------------------------------------
      Total investment income                  2,455,379
--------------------------------------------------------

EXPENSES:

Advisory fees                                  1,163,814
--------------------------------------------------------
Administrative services fees                      78,151
--------------------------------------------------------
Directors' fees                                    6,855
--------------------------------------------------------
Distribution fees -- Class A                     352,082
--------------------------------------------------------
Distribution fees -- Class B                     663,802
--------------------------------------------------------
Custodian fees                                   229,188
--------------------------------------------------------
Transfer agent fees -- Class A                   178,789
--------------------------------------------------------
Transfer agent fees -- Class B                   217,959
--------------------------------------------------------
Other                                            127,009
--------------------------------------------------------
      Total expenses                           3,017,649
--------------------------------------------------------
Less: Expenses assumed by advisor                (11,719)
--------------------------------------------------------
    Expenses paid indirectly                      (2,151)
--------------------------------------------------------
      Net expenses                             3,003,779
--------------------------------------------------------
Net investment income (loss)                    (548,400)
--------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES, FOREIGN
  CURRENCIES AND FUTURES CONTRACTS:

Net realized gain (loss) on sales of:
  Investment securities                         (348,630)
--------------------------------------------------------
  Foreign currencies                               7,538
--------------------------------------------------------
  Futures contracts                             (262,996)
--------------------------------------------------------
                                                (604,088)
--------------------------------------------------------
Net unrealized appreciation
  (depreciation) of:
  Investment securities                       20,104,008
--------------------------------------------------------
  Foreign currencies                             (71,876)
--------------------------------------------------------
                                              20,032,132
--------------------------------------------------------
Net gain on investment securities, foreign
  currencies and futures contracts            19,428,044
--------------------------------------------------------
Net increase in net assets resulting from
  operations                                 $18,879,644
========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 1995 and 1996

                                                                                               1996              1995
OPERATIONS:

  Net investment income (loss)                                                             $   (548,400)     $    (83,769)
-------------------------------------------------------------------------------------------------------------------------
  Net realized gain (loss) on sales of investment securities, foreign currencies and
    futures contracts                                                                          (604,088)          945,395
-------------------------------------------------------------------------------------------------------------------------
  Net unrealized appreciation of investment securities and foreign currencies                20,032,132         2,866,448
-------------------------------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations                                     18,879,644         3,728,074
-------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income -- Class A                                  --            (2,116)
-------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
    Class A                                                                                    (516,173)               --
-------------------------------------------------------------------------------------------------------------------------
    Class B                                                                                    (413,018)               --
-------------------------------------------------------------------------------------------------------------------------
Share transactions-net:
    Class A                                                                                  81,693,730        18,511,217
-------------------------------------------------------------------------------------------------------------------------
    Class B                                                                                  96,263,897        14,304,173
-------------------------------------------------------------------------------------------------------------------------
  Net increase in net assets                                                                195,908,080        36,541,348
-------------------------------------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                                                        40,911,092         4,369,744
-------------------------------------------------------------------------------------------------------------------------
  End of period                                                                            $236,819,172      $ 40,911,092
=========================================================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                                               $214,452,461      $ 37,047,643
-------------------------------------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                                                      7,538                --
-------------------------------------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) on sales of investment securities, foreign
    currencies and futures contracts                                                           (662,207)          874,201
-------------------------------------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities and foreign currencies                    23,021,380         2,989,248
-------------------------------------------------------------------------------------------------------------------------
                                                                                           $236,819,172      $ 40,911,092
=========================================================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 1996

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Global Growth Fund (the "Fund") is an investment portfolio of AIM International Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company consisting of four separate series portfolios: AIM Global Growth Fund, AIM Global Aggressive Growth Fund, AIM Global Income Fund and AIM International Equity Fund. The Fund currently offers two different classes of shares: Class A shares and Class B shares. Class A shares are sold with a front-end sales charge. Class B shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class are voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to provide long-term growth of capital. The Fund seeks to achieve its objectives by investing in a portfolio of global equity securities of selected companies which are considered by AIM to have strong earnings momentum.
  The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
A. Security Valuations--Except as provided in the next sentence, a security listed or traded on an exchange is valued at the last sales price on the exchange where the security is principally traded or, lacking any sales, at the mean between the closing bid and asked prices on the day of valuation. Exchange listed convertible bonds are valued at the mean between the closing bid and asked prices obtained from a broker-dealer. If a mean is not available, as is the case in some foreign markets, the closing bid will be used absent a last sales price. Securities traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) are valued at the mean between the closing bid and asked prices on valuation date. Securities reported on the NASDAQ National Market System are valued at the last sales price on the valuation date or absent a last sales price, at the mean of the closing bid and asked prices. Securities for which market quotations are either not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors. Investments with maturities of 60 days or less are valued on the basis of amortized cost which approximates market value. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Foreign Currency Translations--Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.
C. Foreign Currency Contracts--A forward currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a forward currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a forward currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
D. Securities Transactions, Investment Income and Distributions--Securities transactions are accounted for on a trade date basis. Realized gains or losses are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on an accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. On October 31, 1996, undistributed net investment income was increased by $555,938, paid-in capital reduced by $552,809 and undistributed net realized gains reduced by $3,129 in order to comply with the requirements of the American Institute of Certified Public Accountants Statement of Position 93-2. Net assets of the Fund were unaffected by the reclassifications discussed above.
E. Federal Income Taxes--The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward of $630,387 (which may be carried forward to offset future taxable capital gains, if any) which expires, if not previously utilized, through the year 2004.
F. Stock Index Futures Contracts--The Fund may purchase or sell stock index futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in the value of contracts may not correlate with changes in the value of the securities being hedged.
G. Expenses - Operating expenses directly attributable to a class of shares are charged to that class' operations. Expenses which are applicable to both classes, e.g. advisory fees, are allocated between them.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.85% of the first $1 billion of the Fund's average daily net assets, plus 0.80% of the Fund's average daily net assets in excess of $1 billion. During the year ended October 31, 1996, AIM assumed expenses of the Fund in the amount of $11,719.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for administrative costs incurred in providing accounting services to the Fund. During the year ended October 31, 1996, AIM was reimbursed $78,151 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency services to the Fund. During the year ended October 31, 1996, AFS was paid $216,804 for such services.
  The Fund received reductions in transfer agency fees of $1,895 from dividends received on balances in cash management bank accounts. In addition, the Fund incurred expenses of $256 for pricing services which are paid through directed brokerage commissions. The effect of the above arrangements resulted in a reduction in the Fund's total expenses of $2,151 during the year ended October 31, 1996.
  The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A shares and the Class B shares of the Fund. The Company has adopted distribution Plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares (the "Class A Plan") and with respect to the Fund's Class B shares (the "Class B Plan") (collectively the "Plans"). The Fund, pursuant to the Class A Plan, pays AIM Distributors an annual rate of 0.50% of the average daily net assets attributable to the Class A shares. The Class A Plan is designed to compensate AIM Distributors for certain promotional and other sales related costs. Of the total compensation payable, a service fee of 0.25% is paid to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class A shares of the Fund. The Fund, pursuant to the Class B Plan, pays AIM Distributors at an annual rate of 1.00% of the average daily net assets attributable to the Class B shares. Of this amount, the Fund pays a service fee of 0.25% of the average daily net assets of the Class B shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class B shares of the Fund. Any amounts not paid as a service fee under such Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by the respective classes. AIM Distributors may, from time to time, assign, transfer or pledge to one or more designees, its rights to all or a designated portion of (a) compensation received by AIM Distributors from the Fund pursuant to the Class B Plan (but not AIM Distributors' duties and obligations pursuant to the Class B Plan) and (b) any contingent deferred sales charges received by AIM Distributors related to the Class B shares. During the year ended October 31, 1996, the Class A shares and the Class B shares paid AIM Distributors $352,082 and $663,802, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $388,799 from the sales of the Class A shares of the Fund during the year ended October 31, 1996. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 1996, AIM Distributors received commissions of $14,106 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and directors of the Company are officers and directors of AIM, AFS and AIM Distributors.
  During the year ended October 31, 1996, the Fund incurred legal fees of $3,146 for services rendered by the law firm of Kramer, Levin, Naftalis & Frankel as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-DIRECTORS' FEES

Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 4-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $325,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. Prior to an amendment of the line of credit on July 19, 1996, the Fund was limited to borrowing $300,000. During the year ended October 31, 1996, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.08% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 5-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 1996 was $279,290,655 and $103,514,524, respectively.
The amount of unrealized appreciation (depreciation) of investment securities, on a tax basis, as of October 31, 1996 is as follows:

Aggregate unrealized appreciation of
  investment securities                       $27,999,861
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                        (4,954,987)
---------------------------------------------------------
Net unrealized appreciation of investment
  securities                                  $23,044,874
=========================================================

Cost of investments for tax purposes is $213,902,731.

NOTE 6-CAPITAL STOCK

Changes in the Fund's capital stock outstanding during the years ended October 31, 1996 and 1995 were as follows:

                                                                                 1996                             1995
                                                                     ----------------------------      --------------------------
                                                                       SHARES           AMOUNT          SHARES          AMOUNT
                                                                     ----------      ------------      ---------      -----------
Sold:
  Class A                                                             7,117,057      $ 94,636,553      1,836,306      $20,814,602
------------------------------------------------------------------   ----------      ------------      ---------      -----------
  Class B                                                             7,683,810       101,786,913      1,403,515       15,741,389
------------------------------------------------------------------   ----------      ------------      ---------      -----------
Issued as reinvestment of distributions:
  Class A                                                                36,930           453,130            171            1,642
------------------------------------------------------------------   ----------      ------------      ---------      -----------
  Class B                                                                31,124           379,711             --               --
------------------------------------------------------------------   ----------      ------------      ---------      -----------
Reacquired:
  Class A                                                              (983,830)      (13,395,953)      (210,976)      (2,305,027)
------------------------------------------------------------------   ----------      ------------      ---------      -----------
  Class B                                                              (441,521)       (5,902,727)      (128,718)      (1,437,216)
------------------------------------------------------------------   ----------      ------------      ---------      -----------
                                                                     13,443,570      $177,957,627      2,900,298      $32,815,390
==================================================================   ==========      ============      =========      ===========

NOTE 7-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a Class A share and a Class B share outstanding during each of the years in the two-year period ended October 31, 1996 and the period September 15, 1994 (date operations commenced) through October 31, 1994.

                                                                                   1996             1995            1994
                                                                                 ---------        --------        --------
CLASS A:
Net asset value, beginning of period                                             $   12.32        $  10.23        $  10.00
-----------------------------------------------------------------------------    ---------        --------        --------
Income from investment operations:
  Net investment income (loss)                                                       (0.01)          (0.02)              -
-----------------------------------------------------------------------------    ---------        --------        --------
  Net gains on securities (both realized and unrealized)                              2.11            2.11            0.23
-----------------------------------------------------------------------------    ---------        --------        --------
    Total from investment operations                                                  2.10            2.09            0.23
-----------------------------------------------------------------------------    ---------        --------        --------
Less distributions:
  Dividends from net investment income                                                   -          (0.004)              -
-----------------------------------------------------------------------------    ---------        --------        --------
  Distributions from net realized capital gains                                      (0.22)              -               -
-----------------------------------------------------------------------------    ---------        --------        --------
    Total distributions                                                              (0.22)         (0.004)              -
-----------------------------------------------------------------------------    ---------        --------        --------
Net asset value, end of period                                                   $   14.20        $  12.32        $  10.23
=============================================================================    =========        ========        ========
Total return(a)                                                                      17.26%          20.48%           2.30%
=============================================================================    =========        ========        ========
Ratios/supplemental data:
Net assets, end of period (000s omitted)                                         $ 114,971        $ 23,754        $  3,093
=============================================================================    =========        ========        ========
Ratio of expenses to average net assets(b)                                            1.93%(c)(d)     2.12%           1.95%(e)
=============================================================================    =========        ========        ========
Ratio of net investment income (loss) to average net assets(f)                       (0.13)%(c)      (0.28)%          0.10%(e)
=============================================================================    =========        ========        ========
Portfolio turnover rate                                                                 82%             79%              6%
=============================================================================    =========        ========        ========
Average brokerage commission rate(g)                                             $  0.0234             N/A             N/A
=============================================================================    =========        ========        ========

(a) Does not deduct sales charges and for periods less than one year, total returns are not annualized.

(b) After fee waivers and expense reimbursements. Ratios of expenses to average net assets before fee waivers and expense reimbursements are 1.94%, 2.98% and 5.67% (annualized), respectively for 1996, 1995 and 1994.

(c) Ratios are based on average net assets of $70,416,375.

(d) Ratio includes indirectly paid expenses. Excluding indirectly paid expenses, the ratio of expenses to average net assets would have been the same.

(e) Annualized.

(f) After fee waivers and expense reimbursements. Ratios of net investment income (loss) to average net assets before fee waivers and expense reimbursements are (0.14)%, (1.14)% and (3.63)% (annualized), respectively for 1996, 1995 and 1994.

(g) Disclosure requirement beginning with the Fund's fiscal year ending October 31, 1996.

                                                                                   1996             1995            1994
                                                                                 ---------        --------        --------
CLASS B:
Net asset value, beginning of period                                             $   12.26        $  10.22        $  10.00
-----------------------------------------------------------------------------    ---------        --------        --------
Income from investment operations:
  Net investment income (loss)                                                       (0.05)          (0.04)              -
-----------------------------------------------------------------------------    ---------        --------        --------
  Net gains on securities (both realized and unrealized)                              2.06            2.08            0.22
-----------------------------------------------------------------------------    ---------        --------        --------
    Total from investment operations                                                  2.01            2.04            0.22
-----------------------------------------------------------------------------    ---------        --------        --------
Less distributions:
  Distributions from net realized capital gains                                      (0.22)              -               -
-----------------------------------------------------------------------------    ---------        --------        --------
    Total distributions                                                              (0.22)              -               -
-----------------------------------------------------------------------------    ---------        --------        --------
Net asset value, end of period                                                   $   14.05        $  12.26        $  10.22
=============================================================================    =========        ========        ========
Total return(a)                                                                      16.60%          19.96%           2.20%
=============================================================================    =========        ========        ========
Ratios/supplemental data:
Net assets, end of period (000s omitted)                                         $ 121,848        $ 17,157        $  1,277
=============================================================================    =========        ========        ========
Ratio of expenses to average net assets(b)                                            2.48%(c)(d)     2.64%           2.51%(e)
=============================================================================    =========        ========        ========
Ratio of net investment income (loss) to average net assets(f)                       (0.69)%(c)      (0.79)%         (0.47)%(e)
=============================================================================    =========        ========        ========
Portfolio turnover rate                                                                 82%             79%              6%
=============================================================================    =========        ========        ========
Average brokerage commission rate(g)                                             $  0.0234             N/A             N/A
=============================================================================    =========        ========        ========

(a) Does not deduct sales charges and for periods less than one year, total returns are not annualized.

(b) After fee waivers and expense reimbursements. Ratios of expenses to average net assets before fee waivers and expense reimbursements are 2.49%, 3.38% and 6.20% (annualized), respectively for 1996, 1995 and 1994.

(c) Ratios are based on average net assets of $66,380,227.

(d) Ratio includes indirectly paid expenses. Excluding indirectly paid expenses, the ratio of expenses to average net assets would have been the same.

(e) Annualized.

(f) After fee waivers and expense reimbursements. Ratios of net investment income (loss) to average net assets before fee waivers and expense reimbursements are (0.69)%, (1.54)% and (4.16)% (annualized), respectively for 1996, 1995 and 1994.

(g) Disclosure requirement beginning with the Fund's fiscal year ending October 31, 1996.

NOTE 8-SUBSEQUENT EVENT

On November 4, 1996, A I M Management Group Inc. ("AIM Management") and INVESCO PLC announced the execution of an agreement and plan of merger pursuant to which AIM Management will be merged with and into a direct wholly-owned subsidiary of INVESCO PLC. AIM Management is the parent company of the Fund's advisor. The merger is conditional on, among other things, approval by the shareholders of INVESCO PLC and AIM Management and the shareholders of the AIM funds and the mutual funds managed by INVESCO PLC, and is expected to take place during the first quarter of 1997.

                      INDEPENDENT AUDITORS' REPORT

                      The Board of Directors and Shareholders of
                      AIM International Funds, Inc.:

                      We have audited the accompanying statement of assets and liabilities of AIM Global Growth Fund (a portfolio of AIM International Funds, Inc.), including the schedule of investments, as of October 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for the two-year period then ended and financial highlights for the two-year period then ended and the period September 15, 1994 (date operations commenced) through October 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
                        We conducted our audits in accordance with generally
                      accepted auditing standards. Those standards require that
                      we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
                        In our opinion, the financial statements and financial
                      highlights referred to above present fairly, in all material respects, the financial position of AIM Global Growth Fund as of October 31, 1996, the results of its operations for the year then ended, and changes in its net assets for the two-year period then ended and the financial highlights for the two-year period then ended and the period September 15, 1994 (date operations commenced) through October 31, 1994, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP

                      Houston, Texas
                      December 6, 1996

                                                            Directors & Officers


BOARD OF DIRECTORS                                    OFFICERS                                     OFFICE OF THE FUND

Charles T. Bauer                                      Charles T. Bauer                             11 Greenway Plaza
Chairman and Chief Executive Officer                  Chairman                                     Suite 1919
A I M Management Group Inc.                                                                        Houston, TX 77046
                                                      Robert H. Graham
Bruce L. Crockett                                     President                                    INVESTMENT ADVISOR
Formerly Director, President, and
Chief Executive Officer                               John J. Arthur                               A I M Advisors, Inc.
COMSAT Corporation                                    Senior Vice President and Treasurer          11 Greenway Plaza
                                                                                                   Suite 1919
Owen Daly II                                          Carol F. Relihan                             Houston, TX 77046
Director                                              Senior Vice President
Cortland Trust Inc.                                   and Secretary                                TRANSFER AGENT

Carl Frischling                                       Gary T. Crum                                 A I M Fund Services, Inc.
Partner                                               Senior Vice President                        P.O. Box 4739
Kramer, Levin, Naftalis & Frankel                                                                  Houston, TX 77210-4739
                                                      Scott G. Lucas
Robert H. Graham                                      Senior Vice President                        CUSTODIAN
President and Chief Operating Officer
A I M Management Group Inc.                           Dana R. Sutton                               State Street Bank & Trust
                                                      Vice President and Assistant Treasurer       225 Franklin Street
John F. Kroeger                                                                                    Boston, MA 02110
Formerly Consultant                                   Robert G. Alley
Wendell & Stockel Associates, Inc.                    Vice President                               COUNSEL TO THE FUND

Lewis F. Pennock                                      Melville B. Cox                              Ballard Spahr
Attorney                                              Vice President                               Andrews & Ingersoll
                                                                                                   1735 Market Street
Ian W. Robinson                                       Jonathan C. Schoolar                         Philadelphia, PA 19103
Consultant; Formerly Executive                        Vice President
Vice President and                                                                                 COUNSEL TO THE DIRECTORS
Chief Financial Officer                               P. Michelle Grace
Bell Atlantic Management                              Assistant Secretary                          Kramer, Levin, Naftalis & Frankel
Services, Inc.                                                                                     919 Third Avenue
                                                      David L. Kite                                New York, NY 10022
Louis S. Sklar                                        Assistant Secretary
Executive Vice President                                                                           DISTRIBUTOR
Hines Interests                                       Nancy L. Martin
Limited Partnership                                   Assistant Secretary                          A I M Distributors, Inc.
                                                                                                   11 Greenway Plaza
                                                      Ofelia M. Mayo                               Suite 1919
                                                      Assistant Secretary                          Houston, TX 77046

                                                      Kathleen J. Pflueger                         AUDITORS
                                                      Assistant Secretary
                                                                                                   KPMG Peat Marwick LLP
                                                      Samuel D. Sirko                              700 Louisiana
                                                      Assistant Secretary                          NationsBank Bldg.
                                                                                                   Houston, TX 77002
                                                      Stephen I. Winer
                                                      Assistant Secretary

                                                      Mary J. Benson
                                                      Assistant Treasurer


REQUIRED INCOME TAX INFORMATION

AIM Global Aggressive Growth Fund distributed long-term capital gains of $0.213 per share for Class A and Class B shares during its tax year ended October 31, 1996.

                                                                    THE AIM FAMILY OF FUNDS--REGISTERED TRADEMARK--

                                                                    AGGRESSIVE GROWTH
                                                                    AIM Aggressive Growth Fund*
                                                                    AIM Capital Development Fund
                                                                    AIM Constellation Fund
                                                                    AIM Global Aggressive Growth Fund

                 [PHOTO OF                                          GROWTH
              11 Greenway Plaza                                     AIM Blue Chip Fund
               APPEARS HERE]                                        AIM Global Growth Fund
                                                                    AIM Growth Fund
                                                                    AIM International Equity Fund
                                                                    AIM Value Fund
                                                                    AIM Weingarten Fund

                                                                    GROWTH AND INCOME
                                                                    AIM Balanced Fund
                                                                    AIM Charter Fund

                                                                    INCOME AND GROWTH
                                                                    AIM Global Utilities Fund

                                                                    HIGH CURRENT INCOME
                                                                    AIM High Yield Fund

                                                                    CURRENT INCOME
                                                                    AIM Global Income Fund
                                                                    AIM Income Fund

                                                                    CURRENT TAX-FREE INCOME
                                                                    AIM Municipal Bond Fund
                                                                    AIM Tax-Exempt Bond Fund of CT
                                                                    AIM Tax-Free Intermediate Shares

                                                                    CURRENT INCOME AND HIGH DEGREE OF SAFETY
                                                                    AIM Intermediate Government Fund

                                                                    HIGH DEGREE OF SAFETY AND CURRENT INCOME
                                                                    AIM Limited Maturity Treasury Shares

                                                                    STABILITY, LIQUIDITY, AND CURRENT INCOME
                                                                    AIM Money Market Fund

A I M Management Group Inc. has provided leadership in              STABILITY, LIQUIDITY, AND CURRENT TAX-FREE INCOME
the mutual fund industry since 1976 and currently                   AIM Tax-Exempt Cash Fund
manages approximately $60 billion in assets for more
than 3.5 million shareholders, including individual
investors, corporate clients, and financial                         *AIM Aggressive Growth Fund was closed to new investors
institutions. The AIM Family of Funds--Registered                   on July 18, 1995. For more complete information about
Trademark-- is distributed nationwide, and AIM today                any AIM Fund(s), including sales charges and expenses,
ranks among the nation's top 15 mutual fund companies               ask your financial consultant or securities dealer for
in assets under management, according to Lipper                     a free prospectus(es). Please read the prospectus(es)
Analytical Services, Inc.                                           carefully before you invest or send money.


[AIM LOGO APPEARS HERE]                                                                               ---------------
                                                                                                         BULK RATE
A I M Distributors, Inc.                                                                                U.S. POSTAGE
11 Greenway Plaza, Suite 1919                                                                               PAID
Houston, TX 77046                                                                                       HOUSTON, TX
                                                                                                      Permit No. 1919
                                                                                                      ---------------